SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------


                                   FORM 8-KSB

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):   August 16, 1996


                         ATLANTIC PHARMACEUTICALS, INC.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                        0-27282                  36-3898269
- --------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission             (IRS Employer
   of Incorporation)                    File Number)         Identification No.)


 142 Cypress Point Road, Half Moon Bay, California                      94019
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:   (415) 726-1327



- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)






                                  Page 1 of __

                             Exhibit Index on Page 4

Item 1.    Changes in Control of Registrant

           Pursuant to the terms of a Common Stock Purchase Agreement (the "Agreement"), dated August 16, 1996, among Atlantic Pharmaceuticals, Inc. (the "Company"), Dreyfus Growth and Value Funds, Inc., a Maryland corporation, -- Dreyfus Aggressive Growth Fund ("Aggressive Growth") and Premier Strategic Growth Fund, a Massachusetts business trust ("Strategic Growth"), the Company issued in a private placement 140,000 shares of its Common Stock, par value $.001 per share (the "Common Stock"), to Aggressive Growth and 110,000 shares of its Common Stock to Strategic Growth in consideration of $856,100 and $672,650, respectively. The Dreyfus Corporation serves as the investment advisor for each of Aggressive Growth and Strategic Growth. Based on 2,663,880 shares of the Company's Common Stock outstanding on August 16, 1996 prior to the consummation of this transaction, Aggressive Growth and Strategic Growth purchased 4.8% and 3.8% respectively, of the outstanding Common Stock of the Company. Pursuant to the terms of an Investors' Rights Agreement executed concurrently with the Agreement, the Company granted certain registration rights to Aggressive Growth and Strategic Growth.

           A copy of the Press Release issued in connection with the private placement is attached hereto as Exhibit 1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)    Financial Statements.

           The registrant has determined that no financial statements are required to be filed pursuant to this item.

           (b)    Pro Forma Financial Information.

           The registrant has determined that no pro forma financial information is required to be filed pursuant to this item.

           (c)    Exhibits.

     Exhibit No.                     Description
     -----------                     -----------
         1.       Press Release, dated August 19, 1996.

         2.       Common Stock Purchase Agreement, dated August 16, 1996.

         3.       Investors' Rights Agreement, dated August 16, 1996.


                                       2.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 1996                   ATLANTIC PHARMACEUTICALS, INC.
                                                           (Registrant)


                                         By:      //s//
                                             -----------------------------------
                                         Name:    Jon D. Lindjord
                                         Title:   President and Chief Executive
                                                  Officer



                                       3.

                         Atlantic Pharmaceuticals, Inc.
                                  Exhibit Index
                                  to Form 8-KSB



                                                                    Sequentially
                                                                      Numbered
Exhibit No.                      Description                            Page
- -----------                      -----------                            ----
    1         Press Release, dated August 19, 1996.

    2         Common Stock Purchase Agreement, dated August 16, 1996

    3         Investors' Rights Agreement, dated August 16, 1996



                                       4.

LOGO OMITTED


Atlantic Pharmaceuticals, Inc.


            ATLANTIC PHARMACEUTICALS SELLS QUARTER-MILLION SHARES OF
                     TREASURY STOCK TO INSTITUTIONAL FUNDS

       --Mutual Funds Managed by the Dreyfus Corporation to Own 8 Percent
                              of Atlantic Stock--

Half Moon Bay, CA, August 19, 1996 -- Atlantic Pharmaceuticals, Inc. (Nasdaq Small Cap; ATLC) today announced that mutual funds managed by the Dreyfus Corporation have purchased 250,000 shares of Atlantic's Treasury Stock at a 15 percent discount to market. As a result of these purchases, these funds now own approximately 8 percent of Atlantic's Common Stock.

"We are pleased to receive this vote of confidence from one of the world's most respected funds," said J.D. Lindjord, President and Chief Executive Officer of Atlantic. This capital infusion will help us build on recent promising research data we have observed for our various technologies."

Atlantic completed its initial public offering (IPO) of 1.5 million units at $4 per unit in December 1995. Following this transacdtion, Atlantic has 2.9 million shares of Common Stock outstanding.

Atlantic Pharmaceuticals, based in Half Moon Bay, California, is a biopharmaceutical company developing pharmaceutical and biomedical producst for a variety of therapeutic areas. Currently, Atlantic is developing novel technologies in the areas of cataract removal, antisense gene therapy, prevention of restenosis following coronary angioplasty, and anti inflammatory/analgesic drugs.

As with any company developing novel therapeutics, Atlantic may make certain forward-looking statements that relate to future events or future business and financial performance. Such statements can only be predictions and the actual events or results may differ from those discussed due, among other things, to those risks described in the company's reports on Forms 10-QSB and 10-KSB.

                                      ####

Editor's    Notes:    This   release   is   available   on   the   internet   at
http://www.atlan.com and http://www.noonanrusso.com.

A fact sheet on Atlantic  is  available  via fax through  September 2 by calling
(212) 696-4455 ext. 329 and requesting document number 900.


                142 Cypress Point Road, Half Moon Bay, CA 94019
            Tel. 415-728-1327 Fax 415-726-3647 Email; mail@atlan.com

                  --------------------------------------------

                         ATLANTIC PHARMACEUTICALS, INC.

                        COMMON STOCK PURCHASE AGREEMENT

                                AUGUST 16, 1996

                  ---------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page


Section  1     Authorization and Sale of Shares of Common Stock.............  1
         1.1   Authorization................................................  1
         1.2   Sale of Shares of Common Stock...............................  1

Section  2     Closing Date; Delivery.......................................  1
         2.1   Closing Date.................................................  1
         2.2   Delivery.....................................................  1
         2.3   Subsequent Sales.............................................  1

Section  3     Representations and Warranties of the Company................  2
         3.1   Organization and Standing....................................  2
         3.2   Corporate Power; Authorization...............................  2
         3.3   Issuance and Delivery of the Shares of Common Stock..........  2
         3.4   SEC Documents; Financial Statement...........................  2
         3.5   Governmental Consents........................................  3
         3.6   No Material Adverse Change...................................  3
         3.7   Authorized Capital Stock.....................................  3
         3.8   No Liens, Encumbrances.......................................  3
         3.9   Registration Rights..........................................  3

Section  4     Representations, Warranties and Covenants of the Purchasers..  4
         4.1   Authorization................................................  4
         4.2   Due Organization.............................................  4
         4.3   Investment Experience........................................  4
         4.4   Investment Intent............................................  4
         4.5   Registration or Exemption Requirements.......................  4
         4.6   No Conflicting Agreements....................................  5
         4.7   No Legal, Tax or Investment Advice...........................  5

Section  5     Conditions to Closing of Purchasers..........................  5
         5.1   Representations and Warranties...............................  5
         5.2   Performance..................................................  5
         5.3   Compliance Certificate.......................................  5
         5.4   Qualifications...............................................  5
         5.5   Investors' Rights Agreement..................................  5

Section  6     Conditions to Closing of Company.............................  5
         6.1   Representations and Warranties...............................  5
         6.2   Covenants....................................................  6
         6.3   Blue Sky.....................................................  6

Section  7     Affirmative Covenants of the Company.........................  6
         7.1   Financial Information........................................  6

Section  8     Miscellaneous................................................  6
         8.1   Waivers and Amendments.......................................  6
         8.2   Broker's Fee.................................................  6
         8.3   Governing Law................................................  6
         8.4   Successors and Assigns.......................................  6
         8.5   Entire Agreement.............................................  6
         8.6   Notices, etc.................................................  6
         8.7   Severability of this Agreement...............................  7
         8.8   Counterparts.................................................  7
         8.9   Further Assurances...........................................  7
         8.10  Termination..................................................  7
         8.11  Expenses.....................................................  7
         8.12  Currency.....................................................  7
         8.13  Effectiveness of Agreement...................................  7
         8.14  Multiple Parties.............................................  7

Schedule I -- Schedule of Purchasers
Exhibit A -- Form of Investors' Rights Agreement







                                       ii.

                         ATLANTIC PHARMACEUTICALS, INC.

                         COMMON STOCK PURCHASE AGREEMENT


                  This Common Stock Purchase Agreement (the "Agreement") is made as of August 16, 1996, by and among Atlantic Pharmaceuticals, Inc., a Delaware corporation (the "Company"), with its principal office at 142 Cypress Point Road, Half Moon Bay, California 94019, and the persons listed on the Schedule of Purchasers attached hereto as Schedule I (the "Purchasers").

                                    Section 1

                Authorization and Sale of Shares of Common Stock

                  1.1 Authorization. The Company has authorized the sale and issuance pursuant to this Agreement of 500,000 shares of common stock, par value $.001 (the "Common Stock").

                  1.2 Sale of Shares of Common Stock. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company the number of shares of Common Stock set forth opposite each Purchaser's name on
Schedule I for a price per share of Common Stock equal to 85% of the average of the bid and asked closing price of the Company's Common Stock as reported by the Nasdaq Small Capitalization Market on the ten trading days immediately prior to the date of this Agreement.

                                    Section 2

                             Closing Date; Delivery

                  2.1 Closing Date. The closing of the purchase and sale of the shares of Common Stock hereunder (the "Closing") shall be held at the offices of Brobeck, Phleger & Harrison LLP, 1301 Avenue of the Americas, 30th floor, New York, New York, at 12:00 noon New York Time, on August 16, 1996 or at such other time and place upon which the Company and the Purchasers purchasing the majority of the shares of Common Stock shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

                  2.2 Delivery. At the Closing, the Company will deliver to each Purchaser certificates, registered in the Purchaser's name as shown on Schedule I, representing the number of shares of Common Stock to be purchased by the Purchaser. Such delivery shall be against payment of the purchase price therefor by wire transfer to the Company's bank account in the amount set forth on
Schedule I.

                  2.3 Subsequent Sales. At any time on or before the 60th day following the Closing, the Company may sell up to the balance of the authorized shares of Common Stock not sold at the Closing to such persons as may be approved by the President of the Company. All such sales shall be made on the terms and conditions set forth in this Agreement. Any shares sold pursuant to this Section 2.3 shall be deemed to be Common Stock sold under this Agreement, and any purchasers thereof shall be deemed to be "Purchasers" for all purposes under this Agreement. Should any such sales be made, the Company shall prepare and distribute to the Purchasers a revised Schedule I to this Agreement reflecting such.


                                       1.

                                    Section 3

                  Representations and Warranties of the Company

                  The Company represents and warrants to the Purchasers as of the Closing Date as follows:

                  3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state with all requisite corporate power and authority to own, operate and lease its properties and conduct its business as presently conducted. The Company is qualified to do business as a foreign corporation and is in good standing in the State of California and in each other state of the United States where its failure to do so would have a material adverse effect on its business as presently conducted. The Company holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business.

                  3.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power and has taken all requisite corporate action to execute and deliver this Agreement and the Investors' Rights Agreement; to sell and issue the shares of Common Stock; and to carry out and perform all of its obligations under this Agreement and the Investors' Rights Agreement. This Agreement and the Investors' Rights Agreement constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) as limited by equitable principles generally. The execution and delivery of this Agreement and the Investors' Rights Agreement do not, and the performance of this Agreement and the Investors' Rights Agreement and the compliance with the provisions hereof and thereof, and the issuance, sale and delivery of the shares of Common Stock by the Company will not materially conflict with, or result in a material breach or violation of the terms, conditions or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien pursuant to the terms of, the Certificate of Incorporation or Bylaws of the Company or any statute, law, rule or regulation or any state or federal order, judgment or decree or any indenture, mortgage, lease or other material agreement or instrument which the Company is required to file as an Exhibit to its Form 10-KSB.

                  3.3 Issuance and Delivery of the Shares of Common Stock. The shares of Common Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The issuance and delivery of the shares of Common Stock is not subject to preemptive or any other similar rights of the stockholders of the Company or any liens or encumbrances.

                  3.4 SEC Documents; Financial Statement. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the "SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement, and all of such documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder as of their respective filing dates. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated

                                       2.

results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments that are not in the aggregate material).

                  3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement except for (a) compliance with the securities and blue sky laws in the states in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the filing of the Nasdaq National Market Notification Form with the Nasdaq National Market, and (c) the filing of Form 10-C with the SEC.

                  3.6 No Material Adverse Change. Except as otherwise disclosed herein, since June 30, 1996, there have not been:

                       (a) Any changes in the financial condition or results of operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse;

                       (b) Any material increase in indebtedness for borrowed money, current liabilities or total liabilities (whether absolute, accrued, contingent or otherwise) incurred by the Company, except for liabilities, commitments and obligations incurred in the ordinary course of business;

                       (c) Any sale, assignment, transfer or other disposition of any material tangible or intangible asset of the Company, except in the ordinary course of business;

                       (d) Any extraordinary transaction; and

                       (e) Any material agreement that the Company would be required to file with the SEC.

                  3.7 Authorized Capital Stock. The authorized capital stock of the Company consists of (i) 80,000,000 shares of Common Stock, $.001 par value, of which, as of July 1, 1996, 2,663,880 shares were outstanding, and (ii) 50,000,000 shares of Preferred Stock, $.001 par value, none of which were outstanding immediately prior to the Closing. As of July 1, 1996, an aggregate of 950,000 shares of Common Stock were reserved for issuance pursuant to the Company's 1995 Stock Option Plan and an aggregate of 3,702,750 shares of Common Stock were reserved for issuance upon exercise of the Company's outstanding warrants.

                  3.8 No Liens, Encumbrances. Except as reflected in the Financial Statements, all tangible and intangible personal property of the Company is free and clear of all material liens, pledges, charges, security interests, prior assignments and encumbrances.

                  3.9 Registration Rights. Except for the registration rights granted to Lindsay A. Rosenwald, M.D. and VentureTek, L.P. in connection with the conversion of loans made by them to the Company into shares of the Company's Common Stock, the Company has not agreed to register the sale of any of its securities under the Securities Act of 1933, as amended.


                                    Section 4

           Representations, Warranties and Covenants of the Purchasers

                  Each Purchaser hereby severally represents and warrants to the Company, effective as of the Closing Date, as follows:


                                       3.

                  4.1 Authorization. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement and the Investors' Rights Agreement; to purchase the shares of Common Stock to be purchased by it; and to carry out and perform all of its obligations under this Agreement and the Investors' Rights Agreement; and
(ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

                  4.2 Due Organization. The Purchaser is a corporation or business trust duly organized, validly existing and in good standing under the laws of the jurisdiction under which it was formed, with all requisite power and authority to own its properties and conduct its business as now being conducted.

                  4.3 Investment Experience. Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the shares of Common Stock. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the shares of Common Stock. Purchaser is an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  4.4 Investment Intent. Purchaser is purchasing the shares of Common Stock for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the shares of Common Stock has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with its decision to purchase the number of shares of Common Stock set forth in
Schedule I hereto, relied solely upon the SEC and the representations and warranties of the Company contained herein. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the shares of Common Stock except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

                  4.5 Registration or Exemption Requirements. Purchaser further acknowledges and understands that the shares of Common Stock may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the shares of Common Stock will be imprinted with (i) a legend that prohibits the transfer of the shares of
Common Stock unless (a) they are registered or such registration is not required, and (b) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt, (ii) any legend required by state blue sky laws, and (iii) a legend reflecting that the shares of Common Stock are subject to a lock-up provision set forth in the Investors' Rights Agreement. Purchaser is not a party to any agreement or instrument, or subject to any charter or other corporate restriction or, to its knowledge, any judgment, order, decree, law, ordinance, regulation or other government restriction which would prevent or impede, or be breached or violated by, the transaction contemplated in this Agreement.

                  4.6 No Conflicting Agreements. Purchaser is not a party to any agreement or instrument, or subject to any charter or other corporate restriction or, to its knowledge, any judgment, order, decree, law, ordinance, regulation or other government restriction which would prevent or impede, or be breached or violated by, the transaction contemplated in this Agreement.


                                       4.

                  4.7 No Legal, Tax or Investment Advice. Purchaser understands that nothing in this Agreement and the Investors' Rights Agreement constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the shares of Common Stock.

                                    Section 5

                       Conditions to Closing of Purchasers

                  Each Purchaser's obligation to purchase the shares of Common Stock at the Closing is, at the option of such Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

                  5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                  5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                  5.3 Compliance Certificate. The President of the Company shall deliver to each Purchaser at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

                  5.4 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the shares of Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

                  5.5  Investors'  Rights   Agreement.   The  Company  and  each
Purchaser shall have entered into the Investors' Rights Agreement in the form attached as Exhibit A.

                                    Section 6

                        Conditions to Closing of Company

                  The Company's obligation to sell and issue the shares of Common Stock at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

                  6.1 Representations and Warranties. The representations made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of such date.

                  6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

                  6.3 Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the shares of Common Stock.


                                       5.

                                   Section 7

                      Affirmative Covenants of the Company

                  The Company hereby covenants and agrees as follows:

                  7.1 Financial Information. The Company will mail the following reports to each Purchaser until such Purchaser transfers, assigns or sells the shares of Common Stock purchased by such Purchaser pursuant to this Agreement:

                           (a) Within one  hundred  twenty  (120) days after the
end of each fiscal year, a copy of its Annual Report on Form 10-KSB.

                           (b)  Within  sixty  (60)  days  after  the end of the
first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-QSB.

                           (c) Within ten (10) days after the Company  files any
Current Report on Form 8- KSB with the SEC, such Current Report on Form 8-KSB.

                                    Section 8

                                  Miscellaneous

                  8.1 Waivers and Amendments. The terms of this Agreement may be waived or amended with the written consent of the Company and each Purchaser.

                  8.2 Broker's Fee. Each Purchaser acknowledges that the Company intends to pay a fee to Paramount Capital, Incorporated in respect of the sale of the shares of Common Stock to the Purchaser. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the shares of Common Stock to the Purchasers.

                  8.3 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of California without any regard to conflicts of laws principles.

                  8.4 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

                  8.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

                  8.6  Notices,   etc.  All  notices  and  other  communications
required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth on Schedule I, or at such other address as the Company or the Purchasers shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

                                       6.

                  8.7 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  8.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                  8.9 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  8.10 Termination. In the event that the Closing shall not have occurred on or before ninety (90) days from the date hereof, this Agreement shall terminate at the close of business on such date.

                  8.11 Expenses. The Company and each such Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the Investors' Rights Agreement, as well as the transactions contemplated hereby, including fees of legal counsel.

                  8.12 Currency. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.

                  8.13 Effectiveness of Agreement. The Company's agreement to sell the shares of Common Stock to the Purchasers pursuant to the terms of this Agreement will only be effective upon acceptance of this Agreement by the Company as evidenced by the Company's execution of this Agreement.

                  8.14 Multiple Parties. For administrative purposes, each Purchaser that is buying shares of Common Stock at the Closing is a party to this Agreement.


                                       7.

                  IN WITNESS WHEREOF, the Company and each Purchaser have executed this Common Stock Purchase Agreement as of the date first above written.


                                  "COMPANY"

                                  ATLANTIC PHARMACEUTICALS, INC.
                                  a Delaware corporation



                                  By:      //s//
                                           -------------------------------------
                                           Jon D. Lindjord
                                           President and Chief Executive Officer
                                  Address: 142 Cypress Point Road
                                           Half Moon Bay, CA  94019



                                  "PURCHASER"

                                  DREYFUS GROWTH AND VALUE FUNDS, INC., a
                                  Maryland corporation, -- Dreyfus Aggressive
                                  Growth Fund


                                  By:      //s//
                                           -------------------------------------
                                  Name:    _____________________________________
                                  Title:   _____________________________________
                                  Address: 200 Park Avenue
                                           New York, NY  10166


                                 PREMIER STRATEGIC GROWTH FUND, a Massachusetts Business Trust


                                 By:      //s//
                                          --------------------------------------
                                 Name:    ______________________________________
                                 Title:   ______________________________________
                                 Address: 200 Park Avenue
                                          New York, NY  10166



                                       8.

                                                                      Schedule I

                             SCHEDULE OF PURCHASERS


Number of Shares           Aggregate
of Common Stock         Purchase Price                Name
- ---------------         --------------                ----
140,000                   $  856,100     Dreyfus Growth and Value Funds, Inc., a
                                         Maryland corporation, -- Dreyfus
                                         Aggressive Growth Fund

110,000                   $  672,650     Premier Strategic Growth Fund, a
                                         Massachusetts  business trust



                                       9.

                                   EXHIBIT A

     [See exhibit 3 to this Form 8-KSB, incorporated herein by reference.]






                                      10.

                           INVESTORS' RIGHTS AGREEMENT


                  THIS INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of the 16th day of August, 1996, by and among Atlantic Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Dreyfus Growth and Value Funds, Inc., a Maryland corporation, -- Dreyfus Aggressive Growth Fund, Premiere Strategic Growth Fund, a Massachusetts Business Trust, and such persons who may purchase shares of the Common Stock of the Company pursuant to Section 2.3 of the Common Stock Agreement, as hereinafter defined (collectively, the "Investors").

                                    RECITALS

                  WHEREAS, the Company and the Investors are parties to the Common Stock Purchase Agreement of even date herewith (the "Common Stock Agreement"); and


                  WHEREAS, in order to induce the Company to enter into the Common Stock Agreement and to induce the Investors to invest funds in the Company pursuant to the Common Stock Agreement, the Investors and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein.

                  NOW, THEREFORE, THE PARTIES HEREBY AGREE AS
FOLLOWS:

                  1. Registration Rights. The Company covenants and agrees as follows:

                           1.1     Definitions.  For purposes of this Section 1:

                           (a)     The  term  "Act"  means the Securities Act of
1933, as amended.

                           (b)     The term "Holder" means any person  owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.2 hereof.

                           (c)     The term "1934 Act" shall mean the Securities
Exchange Act of 1934, as amended.

                           (d)     The   terms   "register,"   "registered"  and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or order of effectiveness of such registration statement or document.

                           (e)     The  term  "Registrable Securities" means (i)
the Common Stock issued pursuant to the Common Stock Agreement and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) above and in this subparagraph (ii), excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned or are assigned in violation of this Agreement.

                           (f)     The   number   of   shares   of  "Registrable
Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                           (g)     The term "SEC" shall  mean the Securities and
Exchange Commission.

                           1.2     Request for Registration.

                           (a)     If  the  Company  shall  receive  at any time
after sixty (60) days after the Closing, as such term is defined in the Common Stock Agreement, a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least seventy-five percent (75%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $4,000,000, then the Company shall:

                                   (i)     within  ten  (10) days of the receipt
thereof, give written notice of such request to all Holders; and

                                   (ii)    effect as soon as practicable, and in
any event within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered, subject to the limitations of subsection 1.2(b), within twenty (20) days of the mailing of such notice by the Company in accordance with Section 2.6.

                           (b)     If  the  Holders  initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 1.2(a) and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's

                                       2.

participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                           (c)     Notwithstanding  the  foregoing,  the Company
shall not be obligated to effect any registration pursuant to this Section 1.2 if at the time of any request to register Registrable Securities pursuant to this Section 1.2, the Company is engaged, or has fixed plans to engage within ninety (90) days of the time of the request, in a registered public offering or is engaged, or has fixed plans to engage within ninety (90) days of the time of the request, in any other activity that, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of one hundred twenty (120) days from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such rights to delay a request to be exercised by the Company not more than once in any twelve month period.

                           (d)     In  addition,  the   Company   shall  not  be
obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                                    (i)  After  the  Company  has  effected  one
registration pursuant to this Section 1.2 and such registration has been declared or ordered effective;

                                    (ii)  Within one  hundred  and twenty  (120)
days after the effective date of any registration statement effected by the Company whether for its own account or for the account of others; or

                                    (iii) If the Initiating  Holders  propose to
dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.3 below.


                                       3.

                           1.3 Form S-3 Registration Rights.

                           (a) If, at any time  following  the date  sixty  (60)
days after the Closing, the Company shall receive a written request from any Holder(s) of the Registrable Securities requesting that the Company file a registration statement on Form S-3 under the Act covering the registration of the Registrable Securities, provided that the anticipated aggregate offering price, net of underwriting discounts and commissions, will exceed $250,000 (an "S-3 Registration") then, in each case, provided that the Company is eligible to file a registration statement on Form S-3 under the Act, subject to the limitations set forth in this Agreement (including the limitations of subsection 1.3(b)), (x) within twenty (20) days of the receipt thereof, give written notice of such request to all Holders (the "Notice of Request for Registration") and
(y) as soon a practicable, use its best efforts to effect such registration under the Act covering all Registrable Securities which the Holders request to be registered by notice to the Company within twenty (20) days of the mailing of the Notice of Request for Registration by the Company in accordance with this subsection 1.3(a) and Section 2.6.

                           (b)  If  the  Holders   initiating  the  registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to subsection 1.3(a) and the Company shall include such information in the written notice referred to in subsection 1.3(a). The underwriter will be selected by the Investors. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall
(together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1.3 to the contrary, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder or, in the event holders of other securities of the Company request inclusion in such registration, pro rata as to all holders of securities of the Company requesting inclusion in such registration.

                           (c) Notwithstanding the foregoing,  the Company shall
not be obligated to effect any registration pursuant to this Section 1.3 if at the time of any request to register Registrable Securities pursuant to this
Section 1.3, the Company is

                                       4.

engaged, or has fixed plans to engage within ninety (90) days of the time of the request, in a registered public offering or is engaged, or has fixed plans to engage within ninety (90) days of the time of the request, in any other activity that, in the good faith determination of the Board of Directors of the Company, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of one hundred twenty (120) days from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such rights to delay a request to be exercised by the Company not more than once in any twelve month period.

                           (d) In addition,  the Company  shall not be obligated
to effect,  or to take any action to effect,  any registration  pursuant to this
Section 1.3:

                                    (i) in  the  case  of an  S-3  Registration,
during a calendar year in which the Company has effected two S-3 Registrations in such year and each registration has been declared or ordered effective;

                                    (ii)  within one  hundred  and twenty  (120)
days after the effective date of any registration statement effected by the Company whether for its own account or for the account of others;

                                    (iii) if Form S-3 is not  available for such
offering by the Holders; or

                                    (iv) in any particular jurisdiction in which
the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                           1.4 "Piggy-Back" Registration Rights. If (but without
any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of such notice by the Company in accordance with Section 2.6, the Company shall, subject to the limitations set forth in this Agreement (including the limitations of Sections 1.2(b) and 1.3(b) and the provisions of Section 1.9), include in the Company's registration statement under the

                                       5.

Act all of the Registrable Securities that each such Holder has requested to be registered; provided, however, that nothing in this Section 1.4 shall prevent the Company from at any time abandoning or delaying any such registration without obligation to any Holder.

                           1.5  Obligations  of the Company.  Whenever  required
under this Section 1 to effect the registration of any Registrable Securities or to include Registrable Securities in a Company registration statement, the Company shall, as expeditiously as reasonably possible:

                           (a)  Prepare  and file  with  the SEC a  registration
statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company, and provided further that if applicable rules under the Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment which (x) includes any prospectus required by Section 10(a)(3) of the Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the Company may incorporate by reference information required to be included in (x) and (y) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

                           (b) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders  such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its  reasonable  best efforts to register and
qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states

                                       6.

or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

                           (e) In the event of any underwritten public offering,
enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f)  Notify  each  Holder of  Registrable  Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Cause all such Registrable  Securities registered
pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                           (h) Provide a transfer  agent and  registrar  for all
Registrable Securities registered pursuant hereunder and CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                           1.6 Furnish Information.

                           (a)  It  shall  be  a  condition   precedent  to  the
obligation of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                           (b) The Company shall have no obligation with respect
to any registration requested pursuant to Sections 1.2 or 1.3 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsections 1.2(a) and 1.3(a).

                           1.7 Expenses of S-3 Registrations. All expenses other
than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 and 1.3, including (without limitation) all

                                       7.

registration, filing and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders; provided, further, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 1.2 or 1.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders registering Registrable Securities on such registration statement shall bear such expenses on a pro rata basis), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration, as the case may be, pursuant to Sections 1.2 or 1.3. Notwithstanding the foregoing, each Holder shall pay all registration expenses which such Holder is required to pay under applicable law.

                           1.8  Expenses  of  "Piggy-Back"   Registration.   The
Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.4 of each Holder, including (without limitation) all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to any of the Holders. Notwithstanding the foregoing, each Holder shall pay all registration expenses which such Holder is required to pay under applicable law.

                           1.9 Underwriting Requirements. In connection with any
offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.4 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and

                                       8.

stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

                           1.10 Delay of Registration.  No Holder shall have any
right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

                           1.11  Indemnification.  In the event any  Registrable
Securities are included in a registration statement under this Section 1:

                           (a) To the extent  permitted by law, the Company will
indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act, and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                           (b) To the  extent  permitted  by law,  each  selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in

                                       9.

such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.11(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.11(b) exceed the gross proceeds from the offering received by such Holder.

                           (c) Promptly  after receipt by an  indemnified  party
under this Section 1.11 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel selected by the indemnifying party and approved by the indemnified party (whose approval shall not be unreasonably withheld); provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.11.

                           (d)  If the  indemnification  provided  for  in  this
Section 1.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect

                                       10.

the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           (e) Notwithstanding the foregoing, to the extent that
the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                           (f) The  obligations of the Company and Holders under
this Section 1.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

                           1.12 Reports Under  Securities  Exchange Act of 1934.
With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (a) make and keep public  information  available,  as
those terms are understood and defined in SEC Rule 144;

                           (b) file with the SEC in a timely  manner all reports
and other documents required of the Company under the Act and the 1934 Act; and

                           (c) furnish to any Holder, so long as the Holder owns
any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the company in connection with an IPO), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements),
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                           1.13 Lock-Up Provision. In connection with the Common
Stock Agreement, each Investor hereby agrees to be subject to a lock-up for sixty (60) days

                                       11.

following the Closing or, if applicable, for sixty (60) days following the purchase of shares of Common Stock pursuant to Section 2.3 of the Common Stock Agreement. In connection with any subsequent public offering of the Company's securities, the Investor hereby agrees to be subject to a lock-up for 120 days or such longer period following such public offering as required by the underwriter or underwriters of such public offering. During such periods, the Investor agrees not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration without the prior written consent of such underwriter or underwriters. This Section 1.13 shall be binding upon any transferee of the Registrable Securities and the certificates shall bear a legend to such effect.

                  In order to enforce the foregoing covenant, the Company may impose stock-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foreign restriction) until the end of such period.

                  Notwithstanding the foregoing, the obligation described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on From S-4 or similar forms which may promulgated in the future.

                           1.14 Termination of Registration Rights. In addition,
the right of any Holder to request registration pursuant to Sections 1.2 or 1.3 or inclusion in any registration pursuant to Section 1.4 shall terminate if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 or Rule 701 during any 90-day period; provided, however, that the provisions of this Section 1.14 shall not apply to any Holder who owns more than two percent (2%) of the Company's outstanding stock until such times as such Holder owns less than two percent (2%) of the outstanding stock of the Company.

                  2.       Miscellaneous.

                           2.1  Successors  and  Assigns.  Except  as  otherwise
provided in Section 2.2 below and elsewhere herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.


                                       12.

                           2.2      Transfer of Rights.

                           (a) The rights  granted to the Investors  pursuant to
Section 1 may not be transferred or assigned, expect that such rights are assignable to anyone who acquires at least such number of shares of Common Stock as equals the lesser of (i) eighty percent (80%) of the aggregate number of shares of Common Stock held by such Holder and (ii) 50,000 shares of Common Stock; provided, however, that the Company is given written notice by the transferee at the time of any such permitted transfer stating the name and address of the transferee and identifying the shares of Common Stock with respect to which such rights are being assigned.

                           (b) Notwithstanding  anything to the contrary herein,
if the Investor is a partnership,  it may transfer  rights  granted  pursuant to
Section 1 to any of its partners to whom shares of Common Stock are transferred. In the event of such transfer, such partner shall be deemed to be Holder of such shares of Common Stock and may, subject to paragraph (a) above, again transfer such right to any other person or entity which acquired such shares from such partner.

                           2.3 Governing Law. This  Agreement  shall be governed
by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware without regard to principles of conflicts of law.

                           2.4  Counterparts.  This Agreement may be executed in
two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           2.5 Titles and  Subtitles.  The titles and  subtitles
used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                           2.6 Notices.  Unless otherwise  provided,  any notice
required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, upon confirmed delivery by a recognized courier or messenger service or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                           2.7  Expenses.  If any  action at law or in equity is
necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                                       13.

                           2.8  Subsequent  Closing.  In the event  the  Company
issues shares of Common Stock pursuant to Section 2.3 of the Common Stock Agreement the Company shall prepare and distribute to the Investors counterpart signature pages reflecting such.

                           2.9  Amendments   and  Waivers.   Any  term  of  this
Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

                           2.10 Severability.  If one or more provisions of this
Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. The parties hereto shall endeavor to replace any such unenforceable provision or provisions with a valid and enforceable provision or provisions which shall have substantially the same economic effect as the unenforceable provision or provisions.

                           2.11  Aggregation of Stock. All shares of Registrable
Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                           2.12  Entire  Agreement;   Amendment;   Waiver.  This
Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.



                                       14.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         ATLANTIC PHARMACEUTICALS, INC.



                         By:      //s//
                                  --------------------------------------
                                  J.D. Lindjord
                                  Chief Executive Officer and President
                                  Atlantic Pharmaceuticals, Inc.
                                  142 Cypress Point Road
                                  Half Moon Bay, CA 94019


                         INVESTORS:

                                  DREYFUS  GROWTH  AND  VALUE
                                  FUNDS,   INC.,  a  Maryland
                                  corporation,   --   Dreyfus
                                  Aggressive Growth Fund


                         By:      //s//
                                  --------------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------
                                  Address:          200 Park Avenue
                                                    New York, New York  10166

                                  PREMIERE STRATEGIC GROWTH FUND,
                                  a Massachusetts Business Trust


                         By:      //s//
                                  --------------------------------------
                                  Name:
                                       ---------------------------------
                                  Title:
                                        --------------------------------
                                  Address:          200 Park Avenue
                                                    New York, New York  10166


                                       15.